                                                               EXHIBIT (a)(1)(H)

                     CONDITIONAL NOTICE OF CONVERSION FOR
                             CLASS A COMMON STOCK
                                      of
                      Security Capital Group Incorporated

  The undersigned hereby exercises the option to convert the shares of Class A Common Stock (the "Class A Shares") designated below of Security Capital Group Incorporated ("Security Capital") into shares of Class B Common Stock
("Class B Shares") in accordance with the terms of the Class A Shares and, if so indicated below, on the condition and only to the extent that Security Capital decides to accept such Class B Shares for tender (subject to proration), at the price per Class B Share indicated on the Letter of Transmittal for Class B Shares delivered herewith and upon the terms and subject to the conditions of Security Capital's offer to purchase, dated March 19, 2001 (the "Offer to Purchase"). Each Class A Share will be converted into 50 Class B Shares. The undersigned hereby directs that the Class B Shares issuable and deliverable upon such conversion be issued in the name of the undersigned and delivered to EquiServe as depositary for the tender offer by Security Capital described in the Offer to Purchase. Surrendered herewith are the Class A Shares listed below.

     Deliver Class A Shares and this Conditional Notice of Conversion to:

                                        EquiServe
     By Mail:              By Hand Delivery:       By Overnight Delivery or Express Mail:
    EquiServe            Securities Transfer &                   EquiServe
      Attn:            Reporting Services, Inc.           Attn: Corporate Actions
     Corporate               c/o EquiServe                  40 Campanelli Drive
      Actions       100 Williams Street, Galleria           Braintree, MA 02184
  P.O. Box 43025            New York, NY 10038
  Providence, RI                                         Telephone to Confirm Fax:
    02940-3025                                                 (781) 575-4816

    Facsimile
   Transmission:
  (781) 575-4826

                    The Information Agent for the Offer is:


                [LOGO OF GEORGESON SHAREHOLDER COMMUNICATIONS]

                Banks and Brokers Call Collect: (212) 440-9800
                   All Others Call Toll Free: (800) 223-2064
                      In Europe Call: 011-44-207-335-8797

  Delivery of this Conditional Notice of Conversion to an address other than one of those shown above does not constitute a valid delivery. Deliveries to Security Capital will not be forwarded to EquiServe and therefore will not constitute valid delivery to EquiServe. Deliveries to The Depository Trust Company, the book-entry transfer facility, will not constitute valid delivery to EquiServe.

                   DESCRIPTION OF CLASS A SHARES SURRENDERED
-------------------------------------------------------------------------------

Name(s) and Address(es) of
   Registered Holder(s)
(Please Fill in Exactly as
    Names(s) Appear on                   Certificate(s) Surrendered
     Certificate(s))            (Attach Additional Signed List, if Necessary)
--------------------------------------------------------------------------------

                                                  Number of         Number of
                                               Class A Shares    Class A Shares
                               Certificate     Represented By      Surrendered
                               Number(s)*      Certificate(s)*  for Conversion**
                            ----------------------------------------------------


                            ----------------------------------------------------

                            ----------------------------------------------------

                              Total Shares
                                Tendered*

-------------------------------------------------------------------------------

  * Need not be completed if Class A Shares are delivered by book-entry transfer.

 ** If you desire to convert fewer than all Class A Shares evidenced by any certificates listed above, please indicate in this column the number of Class A Shares you wish to convert. Otherwise, all Class A Shares evidenced by such certificates will be converted.

 [_]CHECK HERE IF THE CLASS A SHARES ARE BEING DELIVERED BY BOOK-ENTRY
    TRANSFER TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

 Name of Transferring Institution: ____________________________________________

 Account Number: ______________________________________________________________

 Transaction Code Number: _____________________________________________________


                            CONVERSION INSTRUCTIONS

   Check one of the following two options:

A.Convert all of my Class A Shares now:

  [_] Convert all of the Class A Shares submitted herewith into Class B
      Shares upon receipt by EquiServe of this Conditional Notice of Conversion. Tender the Class B Shares received upon conversion to Security Capital in accordance with the Letter of Transmittal delivered herewith and return the Class B Shares that are not accepted for purchase by Security Capital to the undersigned.

B. Convert my Class A Shares if and only to the extent that my tender of Class B Shares is accepted by Security Capital:

  [_] Tender the Class B Shares issuable upon conversion of the Class A
      Shares submitted herewith in accordance with the Letter of Transmittal delivered herewith but convert into Class B Shares only that number of Class A Shares as necessary to deliver the number of Class B Shares accepted for purchase by Security Capital. Return the unconverted Class A Shares to the undersigned. Any fractional Class A Shares will be issued in book-entry form.

You must fill out and return to EquiServe a Letter of Transmittal for Class B Shares in order to properly tender the Class B Shares issuable upon conversion of your Class A Shares.

                                REPRESENTATIONS

   The undersigned hereby covenants, represents and warrants to Security Capital that:

     (a) the undersigned has good, marketable and unencumbered title to the Class A Shares, free and clear of all security interests, liens, charges, encumbrances, conditional sales agreements or other obligations relating to their sale or transfer, and not subject to any adverse claim; and

     (b) on request, the undersigned will execute and deliver any additional documents EquiServe or Security Capital deems necessary or desirable to complete the assignment, transfer and conversion of the Class A Shares surrendered hereby.

                            STOCKHOLDER(S) SIGN HERE
                              (See Instruction 3)

 Must be signed by registered holder(s) exactly as name(s) appear(s) on share certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by share certificates and documents transmitted herewith. If a signature is by an officer on behalf of a corporation or by an executor, administrator, trustee, guardian, attorney-in-fact, agent or other person acting in a fiduciary or representative capacity, please provide full title and see Instruction 3.

 ______________________________________________________________________________


 ______________________________________________________________________________
                                  Signature(s)

 Dated:        , 2001

 Name(s): _____________________________________________________________________


 ______________________________________________________________________________
                                  Please Print

 Capacity (full title): _______________________________________________________

 Address: _____________________________________________________________________


 ______________________________________________________________________________


 ______________________________________________________________________________
                                Include Zip Code

 (Area Code) Telephone Number: ________________________________________________

 Taxpayer Identification or
 Social Security No.: _________________________________________________________

                           GUARANTEE OF SIGNATURE(S)
                        (If required, see Instruction 3)

 ______________________________________________________________________________
                              Authorized Signature

 ______________________________________________________________________________
                                    Name(s)

 ______________________________________________________________________________
                                     Title

 ______________________________________________________________________________
                                  Name of Firm

 ______________________________________________________________________________
                                    Address

 ______________________________________________________________________________


 ______________________________________________________________________________
                           (Area Code) Telephone No.

 Dated:       , 2001

                                 INSTRUCTIONS

1. GENERAL

   If fewer than all Class A Shares evidenced by any certificate are to be converted, conditionally or otherwise, fill in the number of Class A Shares that are to be converted in the column on the front cover of this document titled "Number of Class A Shares Surrendered for Conversion."

   If the space provided in the box captioned "Description of Class A Shares Surrendered" is inadequate, the certificate number, the number of Class A Shares represented by the certificate and the number of Class A Shares surrendered for conversion should be listed on a separate signed schedule and attached to this Conditional Notice of Conversion.

   The method of delivery of all documents, including certificates for Class A Shares, is at the option and risk of the stockholder. If delivery is by mail, registered mail with return receipt requested, properly insured, is requested. In all cases, sufficient time should be allowed to assure delivery.

2. PROCESS FOR TENDERING CLASS B SHARES RECEIVED UPON CONVERSION

   By submitting this Conditional Notice of Conversion for your Class A Shares and checking the box under "A" above in the section titled "Conversion Instructions," you are converting your Class A Shares into Class B Shares upon receipt by EquiServe of this Conditional Notice of Conversion, whether or not any or all of the Class B Shares you have tendered are accepted for purchase by Security Capital.

   By submitting this Conditional Notice of Conversion for your Class A Shares and checking the box under "B" above in the section titled "Conversion Instructions," you are converting your Class A Shares into Class B Shares on the condition and only to the extent that the Class B Shares issuable upon conversion are accepted for purchase by Security Capital pursuant to the Offer to Purchase, as described in the Offer to Purchase.

   In order to properly surrender your Class A Shares for conversion and tender the Class B Shares issuable upon conversion, you must send the following three documents to EquiServe at the address on the front cover of this document:

  . certificates representing the Class A Shares to be converted or, in the case of Class A Shares held in book-entry form, confirmation of book-entry transfer;

  . this Conditional Notice of Conversion; and

  . a Letter of Transmittal for the Class B Shares to be tendered.

You should fill out the Letter of Transmittal for Class B Shares as if you were the registered holder of the Class B Shares issuable upon conversion of the Class A Shares surrendered herewith. The preferences you indicate in the Letter of Transmittal for Class B Shares will determine the terms and conditions upon which your Class B Shares will be tendered to Security Capital.

3. SIGNATURE, ASSIGNMENTS AND GUARANTEE REQUIREMENTS

   If this Conditional Notice of Conversion is signed by the registered holder(s) of the Class A Shares transmitted hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever.

   If the Class A Shares are registered in the names of two or more joint holders, each such holder must sign this Conditional Notice of Conversion.

   If any tendered Class A Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Conditional Notices of Conversion, or photocopies thereof, as there are different registrations of certificates.

   When this Conditional Notice of Conversion is signed by the registered holder(s) of the Class A Shares surrendered hereby, no endorsements of certificate(s) representing such Shares or separate stock powers are required. If this Conditional Notice of Conversion is signed by a person other than the registered holder(s) of the certificate(s) listed, the certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificate(s), and the signature(s) on such certificates or stock power(s) must be guaranteed by an eligible guarantor institution (as defined below).

   If this Conditional Notice of Conversion or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence to the depositary that is satisfactory to Security Capital of their authority to so act. If Class A Shares are submitted by joint holders or owners, all such persons must sign the Conditional Notice of Conversion. If Class A Shares are registered in different names or forms of ownership, separate Conditional Notices of Conversion must be completed, signed and returned for each different registration.

   No signature guarantee is required if either:

     (1) this Conditional Notice of Conversion is signed by the registered holder of the Class A Shares exactly as the name of the registered holder appears on the certificate, which term shall include any participant in a book-entry transfer facility whose name appears on a security position listing as the owner of Class A Shares, surrendered with this Conditional Notice of Conversion; or

     (2) such Class A Shares are submitted for the account of a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program or a bank, broker, dealer, credit union, savings association or other entity which is an "eligible guarantor institution," as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, each such entity, referred to as an "eligible guarantor institution."

4. TAXES ON CONVERSION

   Security Capital will pay any and all original issuance, transfer, stamp and other similar taxes that may be payable for the issue or delivery of Class B Shares on conversion of Class A Shares.

5. WITHDRAWAL RIGHTS

   If you elected to convert all of your Class A Shares upon receipt by EquiServe of this Conditional Notice of Conversion (by checking the box under "A" in the section titled "Conversion Instructions" above), you may not withdraw this Conditional Notice of Conversion and your conversion will be effective immediately upon receipt by EquiServe. You may withdraw your tender of the Class B Shares issued upon conversion by following the withdrawal procedure explained in Section 4 of the Offer to Purchase.

   If you elected to convert your Class A Shares on the condition and only to the extent that your tender of Class B Shares were accepted by Security Capital (by checking the box under "B" in the section titled "Conversion Instructions" above), you may withdraw this Conditional Notice of Conversion by withdrawing your tender of Class B Shares, following the procedure explained in Section 4 of the Offer to Purchase.

6. LOST OR DESTROYED CERTIFICATES FOR CLASS A SHARES

   If any certificate representing Class A Shares has been lost, stolen, destroyed or mutilated, the stockholder should notify EquiServe, the transfer agent for the Class A Shares, by completing the attached affidavit of loss and returning it to EquiServe with this Conditional Notice of Conversion to the address listed on the front cover of this document. As indicated in the attached affidavit of loss, such stockholder will be required to post a bond to secure against the risk that the certificate may be subsequently recirculated. If you need additional affidavits of loss, please call EquiServe at (800) 730-6001. This Conditional Notice of Conversion and related documents cannot be processed until the procedures for replacing lost, stolen, destroyed or mutilated certificates have been followed.

7. QUESTIONS ON HOW TO SUBMIT OR CONVERT YOUR CLASS A SHARES

   Questions and requests for assistance on how to submit or convert your Class A Shares, as well as requests for additional copies of this Conditional Notice of Conversion, should be directed to the information agent, Georgeson Shareholder Communications Inc., at (800) 223-2064.

                               AFFIDAVIT OF LOSS

             SURRENDER OF LOST SECURITY CAPITAL STOCK CERTIFICATES

 [_]Check this box if the Class A Shares you are surrendering hereby have been either lost or destroyed.

    By signing this Conditional Notice of Conversion, I certify that I am the lawful owner of the shares of Class A Common Stock (the "Class A Shares") described on the front of this Conditional Notice of Conversion, I have made a diligent search for the certificate(s), and I have been unable to find it
 (them), I hereby agree (for myself, my heirs, assigns, and personal representatives), in consideration of the conversion of the Class A Shares represented by the certificate(s), to completely indemnify, protect and hold harmless SAFECO Surety Company (the "Surety"), EquiServe Trust Company, N.A., Security Capital Group Incorporated and their respective affiliates (collectively the "Obligees") from and against all losses, costs and damages which the Obligees may be subject to, or liable for, in respect to the cancellation and exchange of the certificate(s). I agree that this Conditional Notice of Conversion and Affidavit are delivered to accompany Bond of Indemnity #5926165 underwritten by SAFECO Surety Company to protect the foregoing Obligees. I agree to surrender the certificate(s) for cancellation if I find it (them) at any time.

 Replacement Fee Calculation for
 Lost Certificate(s):                     X       $20.20     =     $

                         ________________   ________________  ________________
                          Number of             Insurance       Total Premium
                          Class A Shares       Premium per      Due
                                              Class A Share

                                  __________________________________
                                              Signature

                                                  Dated _____________, 2001